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                                                                Exhibit 10.14.30

                           [Letterhead of ING Barings]

                                 AMENDMENT NO. 1

            AMENDMENT NO. 1, dated as of February 25, 2000 (this "Agreement") is made by and among XL Capital Ltd, XL Insurance Ltd and XL Mid Ocean Reinsurance Ltd (the "Account Parties") and ING Bank N.V. London Branch, as issuing bank (the "Bank") under the letter of credit facility referred to below.

                              W I T N E S S E T H:

            WHEREAS, the Account Parties and the Bank are parties to a Letter of Credit facility, dated as of December 17, 1999 (the "Facility"), pursuant to which the Bank has agreed, on the terms and subject to the conditions described therein, to make available an uncommitted letter of credit facility to the Account Parties; and

            WHEREAS, the Account Parties and the Bank desire to amend the Facility as set forth below; and

            WHEREAS, capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Facility;

            NOW THEREFORE, in consideration of the premises and intending to be legally bound hereby, the parties hereto agree as follows:

            SECTION 1. Amendments.

            1.1 Section 11.4 of the Facility is hereby amended (i) by deleting the word "and" at the end of paragraph (e) thereof; (ii) by relettering the existing paragraph (f) thereof as paragraph (g); and (iii) by inserting between paragraph (e) thereof and the new paragraph (g) thereof a new paragraph (f) to read as follows:

            "(f) Asset Accumulation Liens (for the purposes of this Facility, an "Asset Accumulation Lien" means a Lien on amounts received, and on actual and imputed investment income on such amounts received, relating and identified to specific insurance payment liabilities or to liabilities arising in the ordinary course of any Account Party's or Subsidiary's business as an insurance or reinsurance company or corporate member of Lloyd's or as a provider of financial services or contracts, or the proceeds thereof, in each case held in a segregated trust or other account and securing such liabilities; provided, that in no case shall an Asset Accumulation Lien secure Indebtedness and any Lien which secures Indebtedness shall not be an Asset Accumulation Lien); and"

            1.2   Section 11.6 of the Facility is hereby amended as follows:

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            (a) The second paragraph of Section 11.6 is hereby deleted and in lieu thereof the following covenant is substituted:

            "XL Capital Ltd shall not permit its ratio of (i) Total Adjusted Funded Debt to (ii) the sum of Total Adjusted Funded Debt plus Consolidated Net Worth to be greater than .35 at any time."

            (b) The following paragraphs are hereby inserted immediately above the last paragraph appearing in Section 11.6:

            "For the purpose of this Facility "Consolidated Net Worth" means at any time the consolidated stockholders' equity of XL Capital Ltd and its Consolidated Subsidiaries."

            "For the purpose of this Facility "Consolidated Subsidiaries" of a person means at any time those Subsidiaries of such person the accounts of which are consolidated with the accounts of such person in accordance with generally accepted accounting principles in the United States of America."

            "For the purpose of this Facility "Total Adjusted Funded Debt" means at any time the sum of (x) Total Funded Debt at such time plus (y) the aggregate undrawn face amount of all letters of credit (as to which reimbursement obligations are not secured by marketable securities with a value at least equal to the face amount of such letters of credit) issued for the account of, or guaranteed by, XL Capital Ltd or any of its Consolidated Subsidiaries at such time (irrespective of whether the beneficiary thereof is an affiliate)."

            (c) Paragraph five, which contains the definition of Indebtedness, is hereby amended by deleting from the first sentence thereof the words "clause 11.6" and replacing them with the word "Facility".

            1.3 Section 11.7 is hereby amended by deleting the word "indebtedness" in each of paragraphs (a) through (g), inclusive, and replacing it in each paragraph with the word "Indebtedness".

            1.4 Section 11 is hereby amended by adding Section 11.10 to read as follows:

      11.10 Information Regarding Asset Accumulation Liens

            Within 100 days after the end of each fiscal year of the Account Parties and within sixty days after the end of each of the first three quarters of each fiscal year, the Account Parties shall deliver to the Bank a statement, certified as true and correct by a principal financial officer of XL Capital Ltd, setting forth on a consolidated basis for XL Capital Ltd and its Consolidated Subsidiaries as of the end of the fiscal year or quarter to which such certificate relates (A) the aggregate book value of assets which are subject to Asset Accumulation Liens and the aggregate book value of liabilities which are secured by Asset Accumulation


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      Liens and (B) a calculation showing the portion of each of such aggregate amounts which portion is attributable to transactions among wholly-owned Subsidiaries of XL Capital."

            SECTION 2. Effect. This Agreement shall become effective upon execution and delivery hereof by the Bank and the Account Parties. This Agreement shall not constitute a waiver or modification of any provision of the Facility except the provisions specifically referred to in Section 1 hereof, and then only to the extent specifically set forth in such Section 1 hereof.

            SECTION 3. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with English Law.

            SECTION 4. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.


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            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                              ING BANK N.V. LONDON
                                 BRANCH, as Bank


/s/                                        /s/
-------------------------------------      -------------------------------------
Authorized Signatory                       Authorized Signatory

ACCEPTED AS OF THE DATE FIRST ABOVE WRITTEN:

XL CAPITAL LTD, as an Account Party

By: /s/ Brian M. O'Hara
    ---------------------------------
    (Signature)

Name: Brian M. O'Hara
Title: President an Chief Executive Officer


XL INSURANCE LTD, as an Account Party

By: /s/ Christopher Coelho
    ---------------------------------
    (Signature)

Name: Christopher Coelho
Title: Chief Financial Officer


XL MID OCEAN REINSURANCE LTD,
  as an Account Party

By: /s/ H.C.V. Keeling
    ---------------------------------
    (Signature)

Name: H.C.V. Keeling
Title: President


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